SECOND AMENDMENT TO LEASE


         THIS AMENDMENT is made and entered into this 28th day of June, 1996, by and between MEPC APACHE PROPERTIES INC., a Delaware corporation, ("Landlord") and AUDIO KING, INC., a Minnesota corporation ("Tenant").

         WITNESSETH THAT:

         WHEREAS, MEPC American Properties Incorporated and Tenant entered into a certain Apache Mall Lease dated November 13, 1986 (as amended by Amendment to Lease dated November November 20, 1987, the "Lease") relating to Store Unit 103, Apache Mall Shopping Center, Rochester, Minnesota; and

         WHEREAS, Landlord is the successor to the rights of MEPC American Properties Incorporated under the Lease; and

         WHEREAS, Landlord and Tenant desire to extend the term of the Lease.

         NOW, THEREFORE, in consideration of these presents, the parties hereby agree as follows:

         1. Article II of the Lease is hereby amended by deleting Sections 2.01 and 2.02 and by inserting in place threof an amended Section 2.01 as follows:

         "Section 2.01 Lease Term. Ther term of this Lease and Tenant's obligations to pay hereunder shall commence on September 1, 1986 (herein called the "Commencement Date"), and shall end, unless sooner terminated as herinafter provided, on August 31, 1997."

         2. Except as specifically modified herein, all terms of the Lease remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Lease the day and year first above written.

"LANDLORD"                                   "TENANT"
MEPC APACHE PROPERTIES INC.                  AUDIO KING, INC.

By     /s/ Paul Ledbetter                    By   /s/  H.G. Thorne
Paul Ledbetter, Vice President               Its President, CEO


And   /s/  Richard A. Weiblen
Richard A. Weiblen, Vice President


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STATE OF TEXAS                      )
                                    ) ss.
COUNTY OF DALLAS                    )

         The foregoing instrument was acknowledged before me the 28th day of June, 1996, by Paul Ledbetter and Richard A. Weiblen, respectively the Vice
President and Vice President of MEPC APACHE PROPERTIES INC., a Delaware corporation, on behalf of the corporation.

                                                 /s/  Cathy Booth
                                                 CATHY BOOTH
                                                 Notary Public
                                                 State of Texas
                                                 Commission Expires 1-8-97






STATE OF MINNESOTA                  )
                                    )ss.
COUNTY OF ANOKA                     )

         The foregoing instrument was acknowledged before me this 17th day of June, 1996, by H.G. Thorne and ________________________, respectively the
President and ______________________ of AUDIO KING, INC., a Minnesota corporation, on behalf of the corporation.

                                            /s/  Audrey Mae Brick
                                            AUDREY MAE BRICK
                                            NOTARY PUBLIC - MINNESOTA
                                            My Commission Expires Jan. 31, 2000